UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices)

(732) 359-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

                On May 5, 2009, BIO-key International, Inc. (the “Company”) issued a press release announcing its financial results for its first quarter ended March 31, 2009 which is included as an exhibit to a Current Report on Form 8-K,.  On May 6, 2009, the Company held a conference call accessible to the public to discuss those financial results.  Copies of the press release issued by the Company on May 5, 2009 and the transcript of the conference call are attached as Exhibit 99.1 and Exhibit 99.2.

                The information, including the exhibits attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.              Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

99.1         Press Release, dated May 5, 2009, issued by the Company.

99.2         Transcript of conference call conducted by the Company on May 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

Date: May 11, 2009
	By:	/s/ Thomas J. Colatosti
Thomas J. Colatosti
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 5, 2009, issued by the Company.

99.2	Transcript of conference call conducted by the Company on May 6, 2009.